Transamerica Levin Large Cap Value VP
Summary Prospectus May 1, 2019

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2019, and statement of additional information, dated May 1, 2019, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2018, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	2.34%	2.34%
Total annual fund operating expenses	3.02%	3.27%
Fee waiver and/or expense reimbursement[2]	2.07%	2.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.20%
1	Other expenses for Initial Class shares are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.95% for Initial Class shares and 1.20% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$97	$738	$1,404	$3,190

	1 year	3 years	5 years	10 years
Service Class	$122	$813	$1,528	$3,426
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 159% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2018, the market capitalization range of the Russell 1000® Value Index was between approximately $0.5 billion and $780 billion. The portfolio’s sub-adviser, Levin Easterly Partners LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The portfolio typically holds between 25 and 40 positions.
The portfolio will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The portfolio will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The portfolio will invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its assets in non-U.S. securities. The portfolio considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs. During periods of market volatility, active trading may be more pronounced.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Cybersecurity – Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the portfolio, TAM, a sub-adviser and/or the portfolio's other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the portfolio's ability to calculate its net asset values, and prevent shareholders from redeeming their shares.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Investments by Affiliated Portfolios – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results, causing the value of your investment to go down. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	09/30/2018	4.92%
Worst Quarter:	12/31/2018	-15.54%

Average Annual Total Returns (periods ended December 31, 2018)
	1 Year	Since Inception	Inception Date
Service Class	-10.86%	-7.22%	09/29/2017
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	-8.27%	-2.54%
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Easterly Partners LLC Portfolio Managers:
Jack Murphy	Portfolio Manager	since 2017
Christopher Susanin	Co-Portfolio Manager	since 2019

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2020. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. SPST0519LCV